UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number                     811-21940

EIP Investment Trust
(Exact name of registrant as specified in charter)

c/o Energy Income Partners, LLC
 10 Wright Street
Westport, CT 06880
(Address of principal executive offices) (Zip code)

Linda Longville
c/o Energy Income Partners, LLC
10 Wright Street
Westport, CT 06880
(Name and address of agent for service)

Registrant’s telephone number, including area code:               203-349-8232

Date of fiscal year end:   December 31

Date of reporting period: March 31, 2017

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

EIP Growth and Income Fund		March 31, 2017
Schedule of Investments (unaudited)

Shares		Value
UNITED STATES COMMON STOCKS - 31.72%
	Energy - 13.28%
48,513	Enbridge Energy Management, LLC (a)	$893,614
3,800	Enbridge, Inc.	158,992
12,000	Kinder Morgan, Inc.	260,880
1,300	Targa Resources Corp.	77,870
13,400	The Williams Companies, Inc.	396,506
13,900	TransCanada Corp.	641,485
		2,429,347
	Financial - 0.55%
720	CorEnergy Infrastructure Trust Inc., REIT	24,322
4,300	InfraREIT, Inc., REIT	77,400
		101,722
	Utilities - 17.89%
4,000	Alliant Energy Corp.	158,440
5,000	American Electric Power Co., Inc.	335,650
5,000	CMS Energy Corp.	223,700
3,600	Duke Energy Corp.	295,236
500	Edison International	39,805
8,000	Eversource Energy	470,240
5,000	Exelon Corp.	179,900
3,600	National Grid PLC, Sponsored ADR	228,528
3,400	NextEra Energy, Inc.	436,458
6,000	Public Service Enterprise Group, Inc.	266,100
4,000	SCANA Corp.	261,400
2,500	The Southern Co.	124,450
2,400	WEC Energy Group, Inc.	145,512
2,400	Xcel Energy, Inc.	106,680
		3,272,099
	TOTAL UNITED STATES COMMON STOCKS (Cost $5,624,209)	5,803,168

MASTER LIMITED PARTNERSHIPS - 48.97%
	Consumer Cyclicals - 1.68%
2,200	AmeriGas Partners, LP	103,598
8,100	Westlake Chemical Partners, LP	203,715
		307,313
	Energy - 47.29%
8,000	Alliance Resource Partners, LP	173,200
3,150	Buckeye Partners, LP	215,964
2,900	Dominion Midstream Partners, LP	92,655
56,438	Enterprise Products Partners, LP	1,558,253
5,400	EQT Midstream Partners, LP	415,260
21,958	Holly Energy Partners, LP	784,120
8,000	Magellan Midstream Partners, LP	615,280
22,900	NextEra Energy Partners, LP (b)	758,677
7,200	ONEOK Partners, LP	388,728
11,100	Phillips 66 Partners, LP	569,985
23,800	Plains GP Holdings, LP, Class A (b)	743,988
19,600	Spectra Energy Partners, LP	855,736
7,200	Tallgrass Energy Partners, LP	383,040
11,009	TC PipeLines, LP	656,797
1,900	TransMontaigne Partners, LP	84,892
8,700	Williams Partners, LP	355,221
		8,651,796
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $8,327,731)	8,959,109

CANADIAN COMMON STOCKS - 7.13%
	Energy - 1.17%
10,100	Inter Pipeline Ltd.	212,883
		212,883
	Utilities - 5.96%
3,400	Atco Ltd., Class I	132,206
1,500	Canadian Utilities Ltd., Class A	43,945
8,000	Emera, Inc.	282,618
11,800	Enbridge Income Fund Holdings, Inc.	294,146
1,500	Fortis, Inc.	49,709
7,100	Hydro One Ltd.	129,470
5,400	Keyera Corp.	158,404
		1,090,498
	TOTAL CANADIAN COMMON STOCKS (Cost $1,319,731)	1,303,381

HONG KONG COMMON STOCKS - 1.94%
	Energy - 0.82%
17,600	Power Assets Holdings, LLC, ADR	150,304
	Industrial - 1.12%
5,200	Cheung Kong Infrastructure Holdings Ltd., ADR	204,079
	TOTAL HONG KONG COMMON STOCKS (Cost $363,749)	354,383

Par Value
UNITED STATES TREASURY OBLIGATIONS - 76.60%
	United States Treasury Notes - 76.60%
$ 14,000,000	1.750%, 12/31/2020 (d)	14,012,306
	TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $14,008,814)	14,012,306

Shares
WARRANTS - 0.00%
	Energy - 0.00%
4,480	Kinder Morgan, Inc., Strike Price $40.00, Exp. 5/25/2017 (a)	11
	TOTAL WARRANTS (Cost $8,534)	11

SHORT TERM INVESTMENTS - 2.43%
	Money Market Funds - 2.43%
445,154	First American Treasury Obligations - Class Z
	Effective Yield, 0.60% (c)	445,154
	TOTAL SHORT TERM INVESTMENTS (Cost $445,154)	445,154

	Total Investments (Cost $30,097,922) - 168.79%	30,877,512
	Liabilities in Excess of Other Assets - (68.79)%	(12,583,578)
	NET ASSETS - 100.00%	$18,293,934

(a)	Non-income producing security.
(b)	Organized as a limited partnership and has elected to be treated as a corporation for U.S. federal income tax purposes.
(c)	Seven-day yield as of March 31, 2017
(d)	All or a portion of this security is pledged as collateral for securities sold short
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The amount of $150,000 in cash was segregated with the custodian to cover the following security sold short at March 31, 2017:
BNP Paribas Prime Brokerage, Inc. is the counterparty to the below security sold short.

Schedule of Securities Sold Short (Unaudited)

Par Value		Value
UNITED STATES TREASURY OBLIGATIONS - (76.83)%
	United States Treasury Notes - (76.83)%
$ 14,000,000	2.000%, 12/31/2021	$14,055,510
	TOTAL SECURITIES SOLD SHORT (Proceeds $14,059,844)	$14,055,510

See accompanying notes to Schedule of Investments.

The amount of $565,000 in cash was segregated with the custodian to cover the following total return swaps outstanding at March 31, 2017:
BNP Paribas Prime Brokerage, Inc. is the counterparty to the below total return swaps.

Schedule of Total Return Swaps (Unaudited)
Long Total Return				Unrealized
Equity Swaps	Pay Rate	Expiration Date	Notional Amount[1]	Appreciation (Depreciation)[2]
American Water Works Co., Inc.	1 month LIBOR + 110 basis points	05/18/2018	$53,886	$544
Atmos Energy Corp.	1 month LIBOR + 110 basis points	05/18/2018	112,335	(1,768)
Chesapeake Utilities Corp.	1 month LIBOR + 110 basis points	05/18/2018	172,858	113
Dominion Midstream Partners, LP	1 month LIBOR + 110 basis points	05/18/2018	92,705	3,124
IDACORP, Inc.	1 month LIBOR + 110 basis points	05/18/2018	91,335	(95)
Kinder Morgan, Inc.	1 month LIBOR + 110 basis points	02/21/2018	64,980	(702)
Kinder Morgan, Inc.	1 month LIBOR + 110 basis points	05/18/2018	218,081	4,498
New Jersey Resources Corp.	1 month LIBOR + 110 basis points	05/18/2018	189,836	211
Phillips 66 Partners, LP	1 month LIBOR + 110 basis points	03/20/2018	66,872	(325)
Sempra Energy	1 month LIBOR + 110 basis points	05/18/2018	385,822	(4,664)
Shell Midstream Partners, LP	1 month LIBOR + 110 basis points	05/18/2018	172,472	4,763
UGI Corp.	1 month LIBOR + 110 basis points	05/18/2018	104,093	(371)
			$1,725,275	$5,328

[1] The notional amount represents the U.S. value of the contract as of the day of the opening of the transaction or latest contract reset date.
[2] Amounts include ($1,431) of net dividends and financing costs.

The cost basis of investments for federal income tax purposes at March 31, 2017 was as follows*:

	Investments	Securities Sold Short	Swaps	Total Portfolio
Tax Cost	$30,153,959	$(14,059,844)	$-	$16,094,115
Gross unrealized appreciation	$1,321,919	$4,334	$13,253	$1,339,506
Gross unrealized depreciation	$(598,366)	$-	$(7,925)	$(606,291)
Net unrealized appreciation	$723,553	$4,334	$5,328	$733,215

*	Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

EIP Growth and Income Fund
Notes to Schedule of Investments (unaudited)	March 31, 2017

Security Valuation: For purposes of valuing investment securities, readily marketable portfolio securities listed on any exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) Global Market are valued, except as indicated below, at the last sale price or the NASDAQ Official Closing Price as determined by NASDAQ on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked price on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day of which such value is being determined at the close of the exchange representing the principal market for such securities. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from third party pricing services (“pricing service”). As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside of the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase or redeem shares.

Equity securities traded in the over-the-counter (“OTC”) market, but excluding securities trading on the NASDAQ Global Market, are valued at the last sale price in the OTC market if the security is traded on that day, or, if the OTC security does not trade on a particular day, the OTC security is valued at the mean between the last quoted bid and ask prices. Debt securities are priced based upon valuations provided by a pricing service. These pricing services may employ methodologies that utilize actual market transactions, broker-dealer supplied valuation, or other electronic data processing techniques. Such techniques generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. If reliable market quotations are not readily available with respect to a portfolio security held by the Fund, including any illiquid securities, or if a valuation is deemed inappropriate, the fair value of such security will be determined under procedures adopted by the Board of Trustees of the Trust (the “Board”) in a manner designed to fairly reflect a fair market value of the security on the valuation date as described below.

The use of fair value pricing by the Fund indicates that a readily available market quotation is unavailable (such as when the exchange on which a security trades does not open for the day due to extraordinary circumstances and no other market prices are available or when events occur after the close of a relevant market and prior to the close of the NYSE that materially affect the value of an asset) and in such situations Energy Income Partners, LLC (the “Manager” or “Adviser”), acting pursuant to policies adopted by the Board, will estimate a fair value of a security using available information. In such situations, the values assigned to such securities may not necessarily represent the amounts which might be realized upon their sale. The use of fair value pricing by the Fund will be governed by valuation procedures adopted by the Trust’s Board, and in accordance with the provisions of the Investment Company Act of 1940, as amended, (the “1940 Act”).

Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service. These pricing services may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other electronic data processing techniques.

Fair Value Measurement: The inputs and valuation techniques used to measure fair value of the Fund’s net assets are summarized into three levels as described in the hierarchy below:

• Level 1 – unadjusted quoted prices in active markets for identical securities
• Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, evaluation pricing, etc.)
 • Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the values of each investment in each level as of March 31, 2017 is as follows:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	03/31/2017	Price	Inputs	Inputs
ASSETS
Canadian Common Stocks	$1,303,381	$1,303,381	$–	$–
Hong Kong Common Stocks	354,383	150,304	204,079	–
United States Common Stocks	7,305,833	7,305,833	–	–
Master Limited Partnerships	7,456,444	7,456,444	–	–
United States Treasury Obligations	14,012,306	–	14,012,306	–
Warrants	11	11	–	–
Short Term Investments	445,154	445,154	–	–
Derivatives*
Equity Contracts	13,253	–	13,253	–
Total	$30,890,765	$16,661,127	$14,229,638	$–
LIABILITIES
Derivatives*
Equity Contracts	(7,925)	–	(7,925)	–
Securities Sold Short
United States Treasury Obligations	(14,055,510)	–	(14,055,510)	–
Total	$(14,063,435)	$–	$(14,063,435)	$–
* Derivative instruments, such as swaps, are reflected at the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Schedule of Investments.  The Fund did not have any transfers in or out of Levels 1, 2, or 3 during the period ended March 31, 2017.  Transfers in and out of levels are recognized at market value at the end of the period.

The Fund held no securities or financial instruments during the period ended March 31, 2017, which were measured at fair value using Level 3 inputs.

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 securities, if applicable, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 securities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period.

Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

MLP Common Units: Master Limited Partnership (“MLP”) common units represent limited partnership interests in the MLP. Common units are generally listed and traded on U.S. securities exchanges or OTC with their value fluctuating predominantly based on the success of the MLP. Unlike owners of common stock of a corporation, owners of MLP common units have limited voting rights and have no ability to annually elect directors. MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions. Common unit holders have first priority to receive quarterly cash distributions up to the minimum quarterly distribution and have arrearage rights. In the event of liquidation, common unit holders have preference over subordinated units, but not debt holders or preferred unit holders, to the remaining assets of the MLP.

Restricted Cash: Restricted cash includes amounts required to be segregated with the Fund’s custodian or counterparties as collateral for the Fund’s derivatives as shown on the Schedule of Investments. Segregated cash collateral is recorded at its carrying amount which represents fair value.

Short Sales of Securities: The Fund is engaging in short sales of U.S. Treasury securities in order to hedge the Fund’s exposure to increases in interest rates and increase flexibility in portfolio construction. The Fund may also engage in short sale transactions of equity and other fixed-income securities for investment, speculative, and hedging purposes. To effect such a transaction, the Fund borrows the security it sells short (such as a U.S. Treasury security) to make delivery of that security to the buyer. The Fund is then obligated to replace, or cover, the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the lender, to the extent necessary to meet the margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines in price between those dates.

Disclosures about Derivative Instruments and Hedging Activities: The following is a table summarizing the fair value of derivatives held at March 31, 2017 by primary risk exposure:

		Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity Contracts	Appreciation on swaps	$13,253	Depreciation on swaps	$(7,925)
Total		$13,253		$(7,925)

Futures Contracts: The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to hedge against foreign currency exchange risk or for any other purpose permitted by applicable law. The purchase of futures contracts may be more efficient or cost effective than actually buying the underlying securities or assets. A futures contract is an agreement between two parties to buy and sell an instrument at a set price on a future date and is exchange-traded. Upon entering into a futures contract, the Fund is required to pledge to the counterparty an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange or the broker. Pursuant to a contract entered into with a futures commission merchant, the Fund agrees to receive from or pay to the firm an amount of cash equal to the cumulative daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund will cover its current obligations under futures contracts by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. The risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities or assets. The Fund’s maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is long is an amount equal to the notional amount of the related contracts. During the Period ended March 31, 2017, the Fund held no futures contracts where the underlying currency is long. The Fund’s maximum foreign currency exchange rate risk on those futures contracts where the underlying currency is short is theoretically unlimited. However, if effectively hedged, any loss would be offset in unrealized foreign currency gains of securities denominated in the same currency. For the Period ended March 31, 2017, the Fund did not transact in futures contracts. The notional amount represents the U.S. dollar value of the contracts as of the day of the opening of the transaction.

Currency Hedging Transactions: The Fund may engage in certain transactions intended to hedge the Fund’s exposure to currency risks, including without limitation buying or selling options or futures, entering into forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivative transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivatives instruments.

Foreign Currency Translations: The accounting records of the Fund are maintained in U.S. dollars. The Fund may purchase securities that are denominated in foreign currencies. Investment securities and other assets and liabilities denominated in foreign currency are translated into U.S. dollars at the current exchange rates. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of the respective transactions.
Although the net assets of the Fund are calculated using the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period.
 Net realized gains or losses on foreign currency trans- actions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Swap Agreements: The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into swap agreements as a substitute for purchasing equity securities of issuers in the Energy Industry as defined above, to achieve the same exposure as it would by engaging in short sales transactions of energy securities, to hedge its currency exposure or for any other purpose permitted by applicable law. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates) where the cash flows are based on agreed-upon prices, rates, etc. In a typical equity swap agreement, one party agrees to pay another party the return on a security or basket of securities in return for a specified interest rate. By entering into swaps, the Fund can gain exposure to a security without actually purchasing the underlying asset. Swap agreements involve both the risk associated with the investment in the security as well as the risk that the performance of the security, including any dividends, will not exceed the interest that the Fund will be committed to pay under the swap. Swaps are individually negotiated. Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its net asset value. The performance of swap agreements may be affected by a change in the specific interest rate, security, currency, or other factors that determine the amounts of payments due to and from the Fund. The Fund will cover its current obligations under swap agreements by the segregation of liquid assets or by entering into offsetting transactions or owning positions covering its obligations. A swap agreement would expose the Fund to the same equity price risk as it would have if the underlying equity securities were purchased. The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Fund is impossible to predict, but could be substantial and adverse.

The Fund’s maximum equity price risk to meet its future payments under long swap agreements outstanding as of March 31, 2017 is equal to the total notional amount as shown on the Schedule of Investments. The Fund’s maximum equity price risk to meet its future payments under short swap agreements outstanding is theoretically unlimited. For the Period ended March 31, 2017, the average volume of long Total Return Equity Swaps was $1,093,290 based on the quarterly notional amount. For the Period ended March 31, 2017, the Fund did not transact in short Total Return Equity Swaps. The notional amount represents the U.S. dollar value of the contracts as of the day of the opening of the transaction or latest contract reset date.

For more information on significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d- 15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d- 15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            EIP Investment Trust

By (Signature and Title)    /s/ James Murchie
  James Murchie, Principal Executive Officer/President

Date       11/14/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ James Murchie
  James Murchie, Principal Executive Officer/President

Date       11/14/2017

By (Signature and Title)   /s/ Linda Longville
  Linda Longville, Treasurer and Principal Financial and Accounting Officer

Date       11/14/2017